UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2009

UQM Technologies, Inc.

(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7501 Miller Drive

Frederick, Colorado 80530

(Address of principal executive offices, including zip code)

(303) 278-2002

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On October 22, 2009, UQM Technologies, Inc. (the “Company”) issued a press release announcing a public offering of shares of its common stock, par value $0.01 per share (the “Common Stock”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 23, 2009, the Company issued a press release announcing the pricing of its public offering of 7,500,000 shares of Common Stock at a price of $4.00 per share. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On October 28, 2009, the Company issued a press release announcing the consummation of its public offering of Common Stock.  The Company issued a total of 8,625,000 shares of its Common Stock in the offering, including 1,125,000 shares pursuant to the underwriters’ exercise of their over-allotment option.  A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The shares of Common Stock have been registered under the Securities Act of 1933 (the “Act”) pursuant to a registration statement on Form S-3 (File No. 333-160913) previously filed with the Securities and Exchange Commission under the Act.

In connection with the offering, on October 23, 2009, the Company entered into a purchase agreement with Piper Jaffray & Co., (the “Representative”) as representative of the several underwriters named therein, relating to the sale of 7,500,000 shares of Common Stock (the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company also granted the underwriters a 30-day option to purchase up to 1,125,000 additional shares of Common Stock at the public offering price less underwriting discounts and commissions. A copy of the Purchase Agreement is attached hereto as Exhibit 1.1, and incorporated herein by reference.

On October 27, 2009, the Representative notified the Company that the underwriters had exercised their over-allotment option in full.

Also in connection with the offering, the Company is filing a legal opinion regarding the validity of the Shares as Exhibit 5.1 to this Form 8-K with reference to, and incorporated by reference into, the Registration Statement.

Important Legal Information

This Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement or the shelf registration statement or prospectus.  A registration statement relating to the securities has been filed with the Securities and Exchange Commission, and a final prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission.

Copies of the prospectus meeting the requirements of Section 10 of the Act may be obtained at www.sec.gov.

Item 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated October 23, 2009, between UQM Technologies, Inc. and Piper Jaffray & Co., as representative of the several Underwriters named therein.

5.1	Opinion of Holme Roberts & Owen LLP.

23.1	Consent of Holme Roberts & Owen LLP (included as part of Exhibit 5.1).

99.1	Press release dated October 22, 2009.

99.2	Press release dated October 23, 2009.

99.3	Press release dated October 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Dated: October 28, 2009	By:	/s/ Donald A French
Donald A. French
Treasurer, Secretary and Chief
Financial Officer